Rule 424(b)(3)
File Nos. 333-112953 and 333-5684
EXHIBIT A
_____________________________
______
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents
one (1) deposited Share)
EFFECTIVE MAY 18,
2004 THE PAR VALUE WILL BE
0.78769723 EURO.
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF 1.00 EURO
EACH OF
SCOR
(INCORPORATED UNDER THE
LAWS OF THE REPUBLIC OF
FRANCE)
The Bank of New
York, as depositary (hereinafter
called the "Depositary"), hereby
certifies that
_____________________________
_____________
_____________________________
_______________, or registered
assigns IS THE OWNER OF
_____________________________
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares (herein called "Shares") of
Scor, incorporated under the laws of
the Republic of France (herein
called the "Company").  At the date
hereof, each American Depositary
Share represents one (1) Share
which is either deposited or subject
to deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the French
offices of Banque Indosuez (Paris),
Banque Nacionale de Paris (Dinan
Cedex), Banque Paribas (Paris),
Banque Worms (Paris), Credit
Lyonnais (Paris) and Societe
Generale (Nantes) (herein
collectively called the "Custodian").
The Depositary's Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office is
located at 101 Barclay Street, New
York, N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286



1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of October 8,
1996, as amended and restated as of
December 1, 2003 (herein called the
"Deposit Agreement"), by and
among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to time
of Receipts issued thereunder, each
of whom by accepting a Receipt
agrees to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of
the Receipts and the rights and
duties of the Depositary in respect of
the Shares deposited thereunder and
any and all other securities, property
and cash from time to time received
in respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
office of the Custodian.
The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt for the
purpose of withdrawal of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and upon
payment of the fee of the Depositary
for the surrender of Receipts as
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Company
statuts and the Deposited Securities,
the Owner hereof is entitled to the
transfer of the Deposited Securities
to an account in the name of such
Owner, or such name as shall be
designated by such Owner,
maintained by the Company or its
agent for registration and transfer of
Shares in the case of Shares in
registered form, or maintained by an
accredited financial institution in the
case of Shares in bearer form, of the
amount of the Deposited Securities
at the time represented by the
American Depositary Shares for
which this Receipt is issued.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.


3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
The transfer of this Receipt
is registrable on the books of the
Depositary at its Corporate Trust
Office upon  surrender of this
Receipt, by the Owner hereof in
person or by a duly authorized
attorney, properly endorsed or
accompanied by proper instruments
of transfer, with any endorsements
appearing on such Receipt relating
to compliance with the applicable
restrictions on transfer thereof, and
duly stamped as may be required by
the laws of the State of New York
and of the United States of America
and accompanied by funds sufficient
to pay any applicable transfer taxes
and the expenses of the Depositary
and upon compliance with such
regulations, if any, as the Depositary
may establish for such purpose.
This Receipt may be split into other
such Receipts, or may be combined
with other such Receipts into one
Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a
condition precedent to the execution
and delivery, registration of transfer,
split-up, combination, or surrender
of any Receipt, the delivery of any
distribution thereon, or withdrawal
of any Deposited Securities, the
Company, Depositary, Custodian or
Registrar may require payment from
the depositor of the Shares or the
presenter of the Receipt of a sum
sufficient to reimburse it for any tax
or other governmental charge and
any stock transfer, registration, or
conversion fee with respect thereto
(including any such tax, charge or
fee with respect to Shares being
deposited or withdrawn) and
payment of any fees of the
Depositary as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt,
including, without limitation, this
Article 3.
The delivery of Receipts
against deposit of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of
outstanding Receipts generally may
be suspended, during any period
when the transfer books of the
Company, the Depositary or any
Registrar are closed, or if any such
action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time
to time because of any requirement
of law or of any government or
governmental body or commission,
or under any provision of the
Deposit Agreement or this Receipt,
or for any other reason, subject to
the provisions of the following
sentence.  Notwithstanding anything
to the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary delays
caused by closing the transfer books
of the Depositary or the Company or
the deposit of Shares in connection
with voting at a shareholders'
meeting or the payment of
dividends, (ii) the  payment of fees,
taxes and similar charges and
(iii) compliance with any U.S. or
foreign laws or governmental
regulations relating to the Receipts
or to the withdrawal of the
Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares or rights
required to be registered under the
provisions of the Securities Act of
1933, unless a registration statement
is in effect as to such Shares.  The
Depositary will comply with written
instructions from the Company
requesting that the Depositary not
accept for deposit hereunder any
Shares or rights identified in such
instructions in order to facilitate the
Company's compliance with U.S.
and State securities laws.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner hereof any
part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge (and any
taxes or expenses arising out of such
sale), and the Owner hereof shall
remain liable for any deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant, in addition to such
representations and warranties as
may be required pursuant to Section
2.02 of the Deposit Agreement, that
such Shares are validly issued, fully
paid, and nonassessable and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that such Shares and the
Receipts evidencing American
Depositary Shares representing such
Shares would not be Restricted
Securities.  Such representations and
warranties shall survive the deposit
of Shares and issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting
Shares for deposit or any Owner of a
Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, legal or beneficial
ownership of Receipts, Deposited
Securities or other securities,
compliance with all applicable laws
or regulations, or such information
relating to the registration on the
books of the Company (or the
appointed agent of the Company for
transfer and registration of Shares),
if applicable, to execute such
certificates and to make such
representations and warranties, as
the Depositary may deem necessary
or proper. The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or
such representations and warranties
made.  No Shares shall be accepted
for deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in The Republic
of France which is or are then
regulating currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Company agrees to pay
the fees and reasonable expenses of
the Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time. The
Depositary shall present detailed
statements for such expenses to the
Company at least once every three
months. The charges and expenses
of the Custodian are for the sole
account of the Depositary.
The following charges (to
the extent permitted by applicable
law or the rules of any securities
exchange on which the American
Depositary Shares are admitted for
trading) shall be incurred by any
party depositing or withdrawing
Shares or by any party surrendering
Receipts or to whom Receipts are
issued (including, without
limitation, issuance pursuant to a
stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement), whichever applicable:
(1) taxes and other governmental
charges, (2) such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the share
register of the Company (or (if
applicable) the appointed agent of
the Company for transfer and
registration of Shares) and
applicable to transfers of Shares to
the name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the terms of
the Deposit Agreement, (3) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of Foreign Currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee not in
excess of $5.00 per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery and for the surrender of
Receipts pursuant to Sections 2.03,
4.03, 4.04, 2.05 and 6.02 of the
Deposit Agreement, respectively,
and (6) a fee for the distribution of
securities pursuant to Section 4.02
of the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares
referred to above which would have
been charged as a result of the
deposit of such securities (for
purposes of this clause (6) treating
all such securities as if they were
Shares), but which securities are
instead distributed by the Depositary
to Owners.
The Depositary, subject to
Article 8 hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
The Depositary may issue
Receipts against delivery by the
Company (or any agent of the
Company recording Share
ownership) of rights to receive
Shares from the Company (or any
such agent of the Company).  No
such issue of Receipts will be
deemed a "Pre-Release" that is
subject to the restrictions of the
following paragraph.
Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement ("Pre-
Release").  The Depositary may,
pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released. The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation and
agreement from the person to whom
Receipts are to be delivered (the
"Pre-Releasee") that the  Pre-
Releasee, or its customer, (i) owns
the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial right, title and
interest in such Shares or Receipts,
as the case may be, to the
Depositary in its capacity as such
and for the benefit of the Owners,
and (iii) will not take any action
with respect to such Shares or
Receipts, as the case may be, that is
inconsistent with the transfer of
beneficial ownership (including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be,
other than in satisfaction of such
Pre-Release), (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar
liquidity and security, (c) terminable
by the Depositary on not more than
five (5) business days notice, and (d)
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.  The
number of Shares not deposited but
represented by American Depositary
Shares outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary
reserves the right to disregard such
limit from time to time as it deems
reasonably appropriate, and may,
with the prior written consent of the
Company, change such limit for
purposes of general application.
The Depositary will also set dollar
limits with respect to Pre-Release
transactions to be entered into
hereunder with any particular Pre-
Releasee on a case-by-case basis as
the Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its obligations
to the Owners under the Deposit
Agreement, the collateral referred to
in clause (b) above shall be held by
the Depositary as security for the
performance of the Pre-Releasee's
obligations to the Depositary in
connection with a Pre-Release
transaction, including the Pre-
Releasee's obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not, for the avoidance of doubt,
constitute Deposited Securities
hereunder).
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.


9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this
Receipt by accepting or holding the
same consents and agrees, that title
to this Receipt (and to the American
Depositary Shares evidenced
thereby), when properly endorsed or
accompanied by proper instruments
of transfer and transferred in
accordance with the terms of the
Deposit Agreement, including
without  limitation Sections 2.04 and
2.06 thereof, is transferable by
delivery with the same effect as in
the case of a negotiable instrument;
provided, however, that the
Depositary and the Company,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes
and neither the Depositary nor the
Company shall have any obligation
or be subject to any liability under
the Deposit Agreement to any holder
of this Receipt unless such holder is
the Owner hereof.
10.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been
executed by the Depositary by the
manual signature of a duly
authorized signatory of the
Depositary; provided, however that
such signature may be a facsimile if
a Registrar for the Receipts shall
have been appointed and such
Receipts are countersigned by the
manual signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Commission. Such
reports and communications will be
available for inspection and copying
at the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
The Depositary will make
available for inspection by Owners
at its Corporate Trust Office any
reports, notices and other
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary, the
Custodian, or a nominee of either as
the holder of the Deposited
Securities and (b) generally
transmitted to the holders of such
Deposited Securities by the
Company.  The Depositary will also,
at the request of the Company, send
to Owners of Receipts copies of
reports, notices and communications
furnished by the Company pursuant
to the Deposit Agreement.
The Depositary will keep
books, at its Corporate Trust Office,
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts provided, however, that
such inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary or
the Custodian receives any cash
dividend or other cash distribution
on any Deposited Securities, the
Depositary will, or will cause its
agent, as promptly as practicable
after its receipt of such dividend or
distribution (unless otherwise
prohibited or prevented by law), if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend
or distribution into Dollars and will
distribute the amount thus received
(net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement) to the Owners
of Receipts entitled thereto;
provided, however, that in the event
that the Company or an agent of the
Company or the Depositary is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes or other
governmental charges, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be
reduced accordingly.
Subject to the provisions of
Sections 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any distribution
other than a distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will cause the securities or property
received by it to be distributed to the
Owners entitled thereto, as of the
record date fixed pursuant to
Section 4.06 of the Deposit
Agreement, in proportion to the
number of American Depositary
Shares representing such Deposited
Securities held by them respectively,
in any manner that the Depositary
may reasonably deem equitable and
practicable for accomplishing such
distribution; provided, however, that
if in the opinion of the Depositary
such distribution cannot be made
proportionately among the Owners
entitled thereto, or if for any other
reason (including, but not limited to,
any requirement that the Company
or an agent of the Company or the
Depositary withhold an amount on
account of taxes or other
governmental charges or that such
securities must be registered under
the Securities Act of 1933 in order
to be distributed to Owners) the
Depositary deems such distribution
not to be feasible, the Depositary
may adopt such method as it may
reasonably deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the
securities or property thus received,
or any part thereof, and the net
proceeds of any such sale (net of the
fees and expenses of the Depositary
as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement and any expenses in
connection with such sale) will be
distributed by the Depositary to the
Owners entitled thereto as in the
case of a distribution in cash
pursuant to Section 4.01 of the
Deposit Agreement.
If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, and
shall if the Company shall so
request, distribute, as promptly as
practicable, to the Owners of
outstanding Receipts entitled
thereto, in proportion to the number
of American Depositary Shares
representing such Deposited
Securities held by them respectively,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement. In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  If additional
Receipts are not so distributed, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities represented
thereby.  In addition, the Depositary
may withhold any distribution of
Receipts under this Article 12 or
Section 4.03 of the Deposit
Agreement if it has not received
satisfactory assurances from the
Company that such distribution does
not require registration under the
Securities Act of 1933 or is exempt
from registration under the
provisions of such Act.
In the event that the
Depositary determines that any
distribution in property other than
cash (including Shares and rights to
subscribe therefor) is subject to any
tax or other governmental charge
which the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose  of all
or a portion of such property
(including Shares and rights to
subscribe therefor) in such amounts
and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes or
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto.
13.	RIGHTS.
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company, shall have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such
rights on behalf of any Owners and
making the net proceeds available to
such Owners or, if by the terms of
such rights offering or for any other
reason the Depositary may not either
make such rights available to any
Owners or dispose of such rights
and make the net proceeds available
to such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines that it is
lawful and feasible to make such
rights available to all or certain
Owners but not to other Owners, the
Depositary may, and at the request
of the Company shall, distribute to
any Owner to whom it determines
the distribution to be lawful and
feasible, in proportion to the number
of American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
In circumstances in which
rights would otherwise not be
distributed, if an Owner requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares representing the
Shares and evidenced by this
Receipt of such Owner hereunder,
the Depositary will promptly make
such rights available to such Owner
upon written notice from the
Company to the Depositary that
(a) the Company has elected in its
sole discretion to permit such rights
to be exercised and (b) such Owner
has executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.
If the Depositary has
distributed warrants or other
instruments for rights to all or
certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
of the Depositary and any other
charges as set forth in such warrants
or other instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased to be
delivered to the Depositary on
behalf of such Owner. As agent for
such Owner, the Depositary will
cause the Shares so purchased to be
deposited pursuant to Section 2.02
of the Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.  In
the case of a distribution pursuant to
the second paragraph of this
Article 13, such Receipts shall be
legended in accordance with
applicable U.S. laws, and shall be
subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under such
laws.  In the event that any Shares
deposited in accordance with this
paragraph have rights in respect of
any distribution of cash, securities,
or other properties or Shares which
are different from the rights of other
Deposited Securities by reason of
date of issuance or otherwise, any
Receipts executed and delivered in
respect of such Shares ("Rights
Receipts") shall bear a CUSIP
number that is different from any
CUSIP number that is or may be
assigned to any other Receipts
issued under the Deposit Agreement
and may be endorsed with such
legend as the Depositary and the
Company may agree.  Rights
Receipts shall be treated for all other
purposes as identical to Receipts and
on such date as they become entitled
to the same rights in respect of
distributions, they shall become
fungible with, and be converted
automatically into, Receipts.  Until
such date, the Depositary will
instruct the Custodian to place any
Deposited Securities in respect of
which such Rights Receipts are
issued into a segregated account
separate from any other Shares held
by the Custodian under the Deposit
Agreement or any other depositary
receipt facility relating to the Shares.
If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may, and at the request of the
Company will use its best efforts
that are reasonable under the
circumstances to, sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available;
the Depositary will allocate the net
proceeds of such sales (net of the
fees and expenses of the Depositary
as provided in Section 5.09 of the
Deposit Agreement, any expenses in
connection with such sale and all
taxes and governmental charges
payable in connection with such
rights and subject to  the terms and
conditions of the Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt
or otherwise.  Such proceeds will be
distributed in accordance with
Section 4.01 of the Deposit
Agreement thereof.
If a registration statement
under the Securities Act of 1933 is
required with respect to any rights or
the securities to which any rights
relate in order for the Company to
offer such rights to Owners and sell
the securities represented by such
rights, the Depositary will not offer
such rights to Owners having an
address in the United States (as
defined in Regulation S) unless and
until such a registration statement is
in effect, or unless the offer and sale
of such securities and such rights to
such Owners are exempt from
registration under the provisions of
such Act.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or
any Owner in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary
shall receive Foreign Currency, by
way of dividends or other
distributions or the net proceeds
from the sale of securities, property
or rights, and if at the time of the
receipt thereof the Foreign Currency
so received can, pursuant to
applicable law, be converted on a
reasonable basis into Dollars and
transferred to the United States, the
Depositary shall convert or cause to
be converted as promptly as
practicable, by sale or in any other
manner that it may determine, in
accordance with applicable law,
such Foreign Currency into Dollars.
If, at the time of conversion of such
Foreign Currency into Dollars, such
Dollars can, pursuant to applicable
law, be transferred outside of France
for distribution to Owners entitled
thereto, such Dollars shall be
distributed as promptly as
practicable to the Owners entitled
thereto or, if the Depositary shall
have distributed any rights, warrants
or other instruments which entitle
the holders thereof to such Dollars,
then to the holders of such rights,
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution or conversion may
be made upon an averaged or other
practicable basis without regard to
any distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement.
If such conversion or
distribution can be effected only
with the approval or license of any
government or agency thereof, the
Depositary shall file as promptly as
practicable such application for
approval or license; provided,
however, that the Depositary will be
entitled to rely upon French local
counsel in such matters, which
counsel will be instructed to act as
promptly as possible.
If at any time Foreign
Currency received by the Depositary
is not, pursuant to applicable law,
convertible, in whole or in part, into
Dollars transferable to the United
States, or if any approval or license
of any government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary cannot be
promptly obtained, the Depositary
will, (a) as to that portion of the
Foreign Currency that is convertible
into Dollars, make such conversion
and, if permitted by applicable law,
transfer such Dollars to the United
States for distribution to Owners in
accordance with the first paragraph
of Section 4.05 of the Deposit
Agreement and (b) as to the
nonconvertible balance, if any, (i) if
requested in writing by an Owner,
distribute or cause the Custodian to
distribute the Foreign Currency (or
an appropriate document evidencing
the right to receive such Foreign
Currency) received by the
Depositary or Custodian to such
Owner and (ii) the Depositary will
hold or will cause the Custodian to
hold any amounts of nonconvertible
Foreign Currency not distributed
pursuant to the immediate preceding
subclause (i) uninvested and without
liability for interest thereon for the
respective accounts of the Owners
entitled to receive the same.
15.	RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, or
whenever the Depositary finds it
necessary or convenient in respect of
any matter, the Depositary shall fix a
record date, after consultation with
the Company and, to the extent
practicable, with prior written
confirmation to the Company if such
date is different from the record date
established by the Company in
respect of the Shares, (a) for the
determination of the Owners  who
shall be (i) entitled to receive such
dividend, distribution or rights, or
the net proceeds of the sale thereof,
or (ii) entitled to give instructions
for the exercise of voting rights at
any such meeting, or (b) for fixing
the date on or after which each
American Depositary Share will
represent the changed number of
Shares, subject to the terms and
conditions of the Deposit
Agreement.


16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or
other Deposited Securities, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners (i) a copy or summary in
English of the notice of such
meeting sent by the Company to the
Depositary pursuant to Section 5.06
of the Deposit Agreement, (ii) a
statement that the Owners as of the
close of business on a record date
established by the Depositary
pursuant to Section 4.06 of the
Deposit Agreement will be entitled,
subject to any applicable provisions
of French law, the statuts of the
Company and the Deposited
Securities (which provisions, if any,
including any applicable provisions
relating to double voting rights, will
be summarized in pertinent part in
such statement), to instruct the
Depositary as to the exercise of the
voting rights, if any, pertaining to
the Shares or other Deposited
Securities represented by such
Owner's American Depositary
Shares, (iii) copies or summaries in
English of any materials or other
documents provided by the
Company for the purpose of
enabling such Owner to give voting
instructions for the exercise of such
voting rights and (iv) a voting
instruction card to be prepared by
the Depositary and the Company (a
"Voting Instruction Card") and
setting forth the date established by
the Depositary for the receipt of
such Voting Instruction Card (the
"Receipt Date").  Voting instructions
may be given only in respect of a
number of American Depositary
Shares representing an integral
number of Shares.  In addition, a
precondition for exercising any
voting rights with respect to any
holders of American Depositary
Shares who are not Owners of the
Receipts evidencing such American
Depositary Shares on the books of
the Depositary is that such holders
arrange for deposit in a blocked
account established for such purpose
of the relevant number of American
Depositary Shares for a period to
commence on a date to be fixed by
the Depositary after consultation
with the Company (which date will
not be more than five days prior to
the date of the shareholders'
meeting) until the completion of
such meeting (the "Blocked
Period").  The Depositary will use
its best efforts to implement and
maintain procedures to allow for
blocking of American Depositary
Shares as contemplated by the
preceding sentence.
Upon receipt by the
Depositary from an Owner of
American Depositary Shares of a
properly completed Voting
Instruction Card on or before the
Receipt Date, the Depositary will
either, in its discretion, (i) use
reasonable efforts insofar as
practical and permitted under any
applicable provisions of French law
and the statuts of the Company, to
vote or cause to be voted the Shares
represented by such American
Depositary Shares in accordance
with any non-discretionary
instructions set forth in such Voting
Instruction Card or (ii) forward such
instructions to the Custodian and the
Custodian will use reasonable
efforts, insofar as practical and
permitted under any applicable
provisions of French law and the
statuts of the Company, to vote or
cause to be voted the Shares
represented by such American
Depositary Shares in accordance
with any non-discretionary
instructions set forth in such Voting
Instruction Card.  The Depositary
will only vote, or cause to be voted,
or attempt to exercise the right to
vote that attaches to, Shares
represented by American Depositary
Shares in respect of which a Voting
Instruction Card has been received.
In the case of a Voting Instruction
Card received in respect of any
holder of American Depositary
Shares who is not the Owner of the
Receipt evidencing such American
Depositary Shares on the books of
the Depositary, the Depositary will
not vote or cause to be voted the
number of Shares represented by
such American Depositary Shares
unless the Depositary has received
verification that such number of
American Depositary Shares has
been deposited in a blocked account
for the Blocked Period.  The
Depositary (i) will not vote, or cause
to be voted, or attempt to exercise
the right to vote that attaches to,
Shares represented by American
Depositary Shares in respect of
which the Voting Instruction Card is
improperly completed or in respect
of which (and to the extent) the
voting instructions included in the
Voting Instruction Card are illegible
or unclear, and (ii) will, in the case
where the Voting Instruction Card is
properly completed except for
voting instructions relating to any
resolutions to be submitted to the
shareholders' meeting that have been
left blank, vote in favor of such
resolutions.
Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the
Depositary and the Company may
modify, amend or adopt additional
voting procedures from time to time
as they determine may be necessary
or appropriate to comply with
French or United States law or the
statuts of the Company.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal or par
value, split-up, consolidation, or any
other reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange
or conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, and will if
the Company so requests, execute
and deliver additional Receipts as in
the case of a distribution in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or controlling persons (as
defined under the Securities Act of
1933) shall incur any liability to any
Owner or Beneficial Owner, if by
reason of any provision of any
present or future law of the United
States, The Republic of France or
any other country, or of any other
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the statuts of the Company, or by
reason of any act of God or war or
other circumstance beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject to any
civil or criminal penalty on account
of doing or performing any act or
thing which by the terms of the
Deposit Agreement it is provided
shall be done or performed; nor shall
the Depositary or the Company
incur any liability to any Owner or
Beneficial Owner by reason of any
nonperformance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of
the Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement or the statuts of the
Company.  Where, by the terms of a
distribution pursuant to
Sections 4.01, 4.02 or 4.03 of the
Deposit Agreement, or an offering
or distribution pursuant to
Section 4.04 of the Deposit
Agreement, or for any other reason,
the Depositary is prevented or
prohibited from making such
distribution or  offering available to
Owners, and the Depositary is
prevented or prohibited from
disposing of such distribution or
offering on behalf of such Owners
and making the net proceeds
available to such Owners, then the
Depositary, after consultation with
the Company, shall not make such
distribution or offering, and shall
allow any rights, if applicable, to
lapse.  Neither the Company nor the
Depositary assumes any obligation
or shall be subject to any liability
under the Deposit Agreement to
Owners or Beneficial Owners of
Receipts, except that they agree to
perform their obligations
specifically set forth in the Deposit
Agreement without negligence or
bad faith.  The Depositary shall not
be subject to any liability with
respect to the validity or worth of
the Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation to
appear in, prosecute or defend any
action, suit, or other proceeding in
respect of any Deposited Securities
or in respect of the Receipts, which
in its opinion may involve it in
expense or liability, unless
indemnity satisfactory to it against
all expense and liability shall be
furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall
be liable for any action or nonaction
by it in reliance upon the advice of
or information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith. The
Depositary shall not be liable for
any acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence or bad faith while it
acted as Depositary.
The Company agrees to
indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
(including, but not limited to, the
fees and expenses of counsel) which
may arise out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified or
supplemented from time to time,
(i) by either the Depositary or a
Custodian or their respective
directors, employees,  agents and
affiliates, except for any liability or
expense arising out of the
negligence or bad faith of either of
them, or (ii) by the Company or any
of its directors, employees, agents
and affiliates.
The Depositary agrees to
indemnify the Company, its
directors, employees, agents and
affiliates and hold them harmless
from any liability or expense which
may arise out of acts performed or
omitted by the Depositary or its
Custodian or their respective
directors, employees, agents and
affiliates due to their negligence or
bad faith.
The indemnities contained in
the preceding paragraph shall not
extend to any liability or expense
which may arise out of any Pre-
Release (as defined in Section 2.09
of the Deposit Agreement) but only
to the extent that any such liability
or expense arises in connection with
(a) any United States Federal, state
or local income tax laws, or (b) the
failure of the Depositary to deliver
Deposited Securities when required
under the terms of Section 2.05 of
the Deposit Agreement.  However,
the indemnities contained in the
preceding paragraph shall apply to
any liability or expense which may
arise out of any misstatement or
alleged misstatement or omission or
alleged omission in any registration
statement, proxy statement,
prospectus (or placement
memorandum), or preliminary
prospectus (or preliminary
placement memorandum) relating to
the offer of sale of American
Depositary Shares, except to the
extent any such liability or expense
arises out of (i) information relating
to the Depositary or any Custodian
(other than the Company), as
applicable, furnished in writing and
not materially changed or altered by
the Company expressly for use in
any of the foregoing documents, or,
(ii) if such information is provided,
the failure to state a material fact
necessary to make the information
provided not misleading.
No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
The Depositary may at any
time resign as Depositary hereunder
by written notice of its election so to
do delivered to the Company, such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance of
such  appointment as provided in the
Deposit Agreement. Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.


20.	AMENDMENT.
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company
and the Depositary without the
consent of the Owners of ADRs in
any respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges (other
than taxes and other governmental
charges, charges incurred in
connection with the conversion of
Foreign Currency pursuant to
Section 4.05 of the Deposit
Agreement and in connection with
compliance with foreign exchange
regulations, registration fees and
cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of 30 days after notice of
such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor
the Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary at any time
at the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of
such termination to the Owners of
all Receipts then outstanding at least
30 days prior to the date fixed in
such notice for such termination.
The Depositary may likewise
terminate the Deposit Agreement by
mailing notice of such termination to
the Company and the Owners of all
Receipts then outstanding, such
termination to be effective on a date
specified in such notice not less than
30 days after the date thereof, if at
any time 60 days shall have expired
after the Depositary shall have
delivered to the Company a written
notice of its election to resign and a
successor depositary shall not have
been appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner
of a Receipt will, upon (a) surrender
of such Receipt at the Corporate
Trust Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts
referred to in Section 2.05 of the
Deposit Agreement, and (c) payment
of any applicable taxes or
governmental charges, be entitled to
delivery, to the Owner or upon the
Owner's order, of the amount of
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
as provided in Section 5.08 of the
Deposit Agreement.  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations
under the Deposit Agreement except
for its obligations to the Depositary
with respect to indemnification,
charges, and expenses.
22.	DISCLOSURE OF
INTERESTS
Notwithstanding any other
provision of the Deposit Agreement,
each Owner and Beneficial Owner
agrees, to comply with the
Company's statuts, as they may be
amended from time to time, and the
laws of The Republic of France with
respect to the disclosure
requirements regarding ownership of
Shares, all as if the Receipts were
the Shares represented thereby.  As
of the date of this Agreement, such
disclosure requirements are
summarized as follows:
Pursuant to the French law
on the Security and Transparency of
Financial Markets of August 2,
1989, any person or entity that
becomes the owner, directly or
indirectly, alone or in concert with
other persons, of more than one-
twentieth, one-tenth, one-fifth, one-
third, one-half or two-thirds of the
share capital or voting rights (or
securities or voting rights
representing Shares (which includes
American Depositary Shares)), as
discussed below in this Article 22,
must so notify the Company by
registered letter within 15 calendar
days, and the Conseil des Bourses de
Valeurs within five trading days, of
the date such threshold has been
crossed of the number of Shares it
holds and the voting rights attached
thereto.  A holder of Shares is also
required to notify the Company and
the Conseil des Bourses de Valeurs
if the percentage of Shares or voting
rights owned by such holder falls
below the levels described in the
previous sentence.  In order to
permit holders of Shares or voting
rights to give the notice required by
law, the Company is obligated to file
with the Bulletin des Annonces
Legales Obligatoires ("BALO") and
with the Conseil des Bourses de
Valeurs within 15 calendar days of
the Company's annual ordinary
general meeting, information with
respect to the total number of votes
available as of the date of such
meeting.  In addition, if the number
of available votes changes by 5% or
more, the Company is required to
publish in the BALO, and to file
with the Conseil des Bourses de
Valeurs within 15 calendar days of
such change, a notification of the
number of votes then available.
In the event that an Owner or
Beneficial Owner fails to comply
with the requirements set forth in the
preceding paragraph, such Owner or
Beneficial Owner shall not be
permitted to exercise voting rights
with respect to any Shares or
securities representing Shares
exceeding the above-referenced
thresholds as to which any required
disclosure (as set forth in the
preceding paragraph) has not been
made until the end of a two-year
period following the date on which
such Owner or Beneficial Owner has
complied with such disclosure
requirement.  In addition, a French
court may, under certain
circumstances, eliminate all or part
of the voting rights of such Owner
or Beneficial Owner for a period not
to exceed five years, and such
Owner or Beneficial Owner may be
subject to criminal penalties.
The above provisions
relating to Shares or voting rights
held by a person or an entity also
apply to (i) Shares or voting rights
held by another person or entity on
behalf of such person or entity, (ii)
Shares or voting rights held by any
company which is directly or
indirectly controlled by such person
or entity, (iii) Shares or voting rights held by a third party acting in concert with such person or entity or
(iv) Shares or voting rights that such
person or entity, or any person or
entity referred to in (i), (ii) or (iii) above, is entitled to acquire at its sole option by virtue of an agreement.
In addition, pursuant to the
Company's statuts, any person or
entity, acting alone or in concert
with other shareholders, that
becomes the owner of Shares or
voting rights (or securities
representing Shares (which include
American Depositary Shares)),
equal to or greater than 0.5% of the
total of the Company's share capital
or voting rights must notify the
Company of the number of Shares
or voting rights held by it no later
than five (5) trading days after
exceeding such amount.
Notification is also required each
time an Owner's or Beneficial
Owner's shareholding exceeds an
additional 0.5% of the Company's
share capital or voting rights, or falls below any of the aforementioned thresholds, within five (5) trading days of such acquisition or disposition. Notification shall be made by registered letter, with acknowledgment of receipt.
In the event that an Owner or
Beneficial Owner fails to comply
with the requirements of the
Company's statuts set forth in the
preceding paragraph, upon request
(at a meeting of shareholders) of a
holder or holders of 1% or more of
the share capital of the Company,
the Shares in excess of the relevant
threshold shall be deprived of voting
rights, in accordance with and
subject to the limitations provided
under French law from time to time,
until the end of a two-year period
following the date on which the
Owner or Beneficial Owner thereof
has complied with such disclosure
requirements.
The Depositary agrees to
comply with all of the obligations of
Owners and Beneficial Owners set
forth in this Article 22; provided,
that the obligations of the
Depositary shall be limited to
disclosure of such information
relating to the Shares in question as
has in each case been recorded by it
pursuant to the terms of the Deposit
Agreement, subject to mandatory
provisions of French law.
The Depositary agrees to
furnish to the Company upon
request a list of the names, addresses
and holdings of American
Depositary Shares by all persons in
whose names Receipts are registered
on the books of the Depositary
maintained for such purpose, in
accordance with this paragraph and
Section 4.10 of the Deposit
Agreement.




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